Corporate Presentation David J. Mazzo, PhD President and Chief Executive Officer March 2018 | NASDAQ: CLBS

Safe Harbor for forward-looking statements advisory This Investor Presentation contains forward-looking statements within the meaning of Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect management’s current expectations, as of the date of this presentation, and involve certain risks and uncertainties. All statements other than statements of historical fact contained in this Investor Presentation are forward-looking statements. The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors. Factors that could cause future results to differ materially from the recent results or those projected in forward-looking statements include the “Risk Factors” described in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 17, 2017, and in the Company’s other periodic filings with the SEC. The Company’s further development is highly dependent on, among other things, future medical and research developments and market acceptance, which are outside of its control. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this Investor Presentation. Caladrius does not intend, and disclaims any obligation, to update or revise any forward-looking information contained in this Investor Presentation or with respect to the matters described herein. 2

Caladrius historical hybrid business model 3 Cell Therapeutics Development CDMO PCT

Caladrius recent business model evolution 4 Cell Therapeutics Development CDMO PCT

Caladrius recent business model evolution 5 Cell Therapeutics Development CDMO PCT

Therapeutics Development HCATS CDMO Caladrius business model evolution – two healthy companies emerge 6

Therapeutics Development Caladrius redefined as financially stable with a simplified corporate profile 7 Capital for Growth Cell Therapeutics HCATS CDMO

Caladrius Biosciences: Focused, funded and poised for growth • Pure-play clinical stage therapeutics development company with two technology platforms - T regulatory cells for immune modulation - CD34 cells for ischemic repair • Well-funded and debt-free • On-going landmark phase 2 study of CLBS03 in recent onset Type 1 Diabetes - Strategic relationship with Sanford Research (CLBS retains all product rights) - Up to ~$12.2 million California Institute for Regenerative Medicine (CIRM) grant awarded - ~$600,000 Juvenile Diabetes Research Foundation (JDRF) grant to Benaroya as direct CLBS03 study subsidy • Phase 2 study in Critical Limb Ischemia (CLI) for CLBS12 initiated in Japan - Based on discussions with Japanese regulatory authorities, we believe that positive results will qualify the product for consideration of early conditional approval in Japan • Phase 2 study in Coronary Microvascular Dysfunction (CMD) for CLBS14 initiating in USA in early 2018 - ~$1.9 million grant from the NIH awarded • Late Stage CD34 cell therapy program for the treatment of Refractory Angina exclusive license acquired - Development plan to be determined following discussions with the FDA 8

Immune Modulation Autologous, polyclonal T regulatory cells 9

T regulatory cell technology platform built on a strong foundation • T cell technology licensed from University of California at San Francisco (Prof. Jeffrey Bluestone – pioneer in T cell biology, et al) and the Centenary Institute • Autologous, ex-vivo expanded and activated, polyclonal T regulatory cells • Exclusive rights to an international portfolio of issued and pending patents • Well-characterized and optimized proprietary manufacturing process - Discounted development and manufacturing services rates from HCATS through 2024 10

T Regulatory Cells (Tregs): Restoring immune balance and function • Deficiency in number or function of Tregs vs. T effector cells manifests as autoimmune disease • Augmentation of number/potency of Tregs is intended to restore the immune system to its “native” state and reduce/eliminate autoimmune disease symptoms 11 1 Normal immune system: immune balance 2 Autoimmunity: immune imbalance 3 Infusion of Tregs: balance restored T regulatory cells T effector cells Natural polyclonal T regulatory cells

Polyclonal T regulatory cell therapy is potentially applicable across multiple autoimmune, alloimmune and allergic diseases, many qualifying as orphan

Combined markets represent a multi-billion dollar opportunity:

	Recent-Onset Type 1 Diabetes	Neuromyelitis Optica (NMO)	Uveitis	Cutaneous Lupus	Graft-versus-host Disease (GVHD)	Kidney Transplant	Scleroderma	SLE - Lupus
Global Patients[1]	86,000[2]	13,930	254,869	1,993,080	12,529	3,123	165,537	553,968
Clinical Study Endpoints	C-peptide, insulin use	EDSS, visual acuity	Response rates	CLASI, Skindex-29	GHVD-free survival	Failure rates	mRSS, CRISS, sHAQ	BILAG, SELENA-SLEDAI
Biomarkers	C-peptide, others	NMO-IgG antibody	N/A	Cell type analysis	N/A	Renal function	Cytokines, B cells	B cell counts

Additional potential indications:
Lupus Nephritis • Steroid resistant asthma • Rheumatoid arthritis • Multiple sclerosis • Bullous pemphigoid • Crohn's Disease

1. Global Patient numbers include total patients from US, EU and Japan only.
2. Annual incidence of type 1 diabetes for patients <15 years old. IDF Diabetes Atlas, 7th Edition.

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T Regulatory Cell (Treg) therapy offers: An attractive medical and commercial opportunity for T1D • Each year >18,000 newly diagnosed patients under 20 years of age in US1; 3% CAGR worldwide2 • No curative treatments, only lifelong insulin therapy (often with serious co- morbidities) • Preserving remaining beta cell function in recent onset patients is hypothesized to slow/stop disease progression and lead to long-term medical and pharmaco-economic benefits3 1. National Diabetes Statistic Report, 2014 2. Maahs DM, et al. Endocrinol Metab Clin North Am. 2010 3. Nathan DM, et al. Arch Intern Med. 2009 13

Addressing one of the major challenges of autologous cell therapy Manufacturing process is scalable and economically viable • Proprietary and efficient clinical manufacturing process: - Simple, minimally intrusive cell collection process (whole blood or, eventually, apheresis) - Reliable and well-characterized cGMP process - High Phase 2 manufacturing success rate - Introduction of apheresis and cryopreservation step(s) are likely 1 Day 1: Patient blood draw or apheresis (future) 3 Day ~14: Infusion of Treg therapy to same patient Collection Processing Infusion 2 Days 2-13: Treg isolation, activation & expansion 14

CLBS03: Recent onset Type 1 Diabetes program overview • Ongoing landmark Phase 2 clinical study in T1D (T-Rex trial) - CIRM grant for up to $12.2 million based on specified milestone achievement - JDRF grant to Benaroya Research Institute to conduct extensive immune profile (study cost offset) - DSMB satisfactory assessment of safety of initial cohort achieved ahead of schedule - Enrollment and interim analysis completed finding that the drug continues to be well tolerated and non-futile for therapeutic effect; primary endpoint analysis expected in early 2019 • Strategic collaboration with Sanford Research - $5 million equity investment in CLBS made in 2016 and 2017 - Providing operating support for trial and clinical sites • International regulatory recognition - FDA Fast Track designation – First time granted to a T1D program - FDA Orphan designation - EU ATMP (Advanced Therapeutic Medicinal Product) classification 15

CLBS03 to be uniquely positioned in the type 1 diabetes treatment paradigm 16 Chronic blood glucose management Disease Modification (CLBS03) Function regeneration Approach Symptom management Reduce or eliminate disease progression; potentially “curative” Replace depleted cells/organs producing insulin; potentially “curative” Insulin Impact Improve therapeutic effect and/or efficiency of delivery of insulin/analogs Avoid or reduce need for insulin by preserving active beta cells Avoid or reduce need for externally-sourced insulin by providing new beta cells Availability Currently available with more in development Currently in Phase 2 trial Many years of development remaining

US Study1 EU Study2 Dose 4-dose escalation cohorts (0.05 x 108 to 26 x 108 cells) 1 infusion (10 or 20 million cells/kg) or 2 infusions (30 million cells/kg total) Patients 14 adult patients with established T1D 22 patients aged 5-18 with T1D Results • Demonstrated safety/tolerance - No cytokine release, infectious complications or infusion reactions observed - >500 fold dose range tested • Established manufacturing feasibility - Can produce expanded Treg cell population with enhanced functionality • Implied durability of effect - Infused Tregs were stable and detectable in peripheral circulation for 1 year At 12 months: • 6 treated patients achieved remission3 • 2 treated patients achieved insulin independence Published Phase 1 studies demonstrated Treg cell therapy to be: Well tolerated1,2, durable1 and preserving of beta cell function in children2 1. Bluestone, et al. Science Translational Medicine 2015 2. Marek-Trzonkowska, N et al. Clinical Immunology 2014 3. Remission Definition: Daily dose of insulin ≤ 0.5 UI/kg body weight & fasting c-peptide > 0.5 ng/ml at 12 months after recruitment 0 0.2 0.4 0.6 0.8 1 1.2 M e a n C -p e p ti d e (n g /m l) Fasting C-peptide levels stabilized One Year Control, n=10 Treatment, n=12 Day 0 Month 4 17

T-Rex Study: Phase 2 trial in adolescents with T1D initiated in March 2016 18 Rigorous Design • Double-blind, placebo-controlled, randomized (1:1:1) trial • Adolescent patients ages 8 to <18 with recent-onset (diagnosed within last 100 days) T1D Standard Endpoints • Preservation of C-peptide level, insulin use, severe hypoglycemic episodes, glucose and hemoglobin A1c levels Study Size • 110 patients enrolled across ~15 study sites in the USA (enrollment completed in Dec. 2017) Power • 80% power to detect a 0.2 pmol/mL difference in AUC mean C-peptide between active and placebo Study Execution • Strategic collaboration with Sanford Research providing operational resources and capital Treatment • Single infusion of CLBS03 (dose cohorts of 2.5 or 20 million cells/kg) or placebo infusion (control) For more details: NCT02691247 at www.clinicaltrials.gov

2019 T-Rex study timeline to primary endpoint analysis after 12 months of follow-up 19 • Last patient randomized • 6-month follow-up of 50% of subjects • 50% of subjects treated • 70th subject enrolled Interim Analysis of Safety and Early Therapeutic Effect (futility analysis)* Topline Data: Primary Endpoint 12 months follow-up 2016 Study initiation in March 2016 2017 20181Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q *March 8, 2018: Treatment continues to be well-tolerated and deemed non-futile for therapeutic effect

Ischemic Repair CD34 cells 20

CD34 cell therapy is supported by a substantial body of clinical evidence

- **CD34 cells have been investigated in clinical studies with >400 patients exposed**
  - Pre-clinical studies document improved microcirculation[1]
  - Phase 2 clinical studies provide consistent evidence of benefit in safety and function
    - Reduced amputation in critical limb ischemia [2]
    - Improved function in claudication [3]
    - Reduced angina and improved ETT in refractory angina [4]
    - Improved mortality and LVEF in dilated cardiomyopathy [5]
- **Opportunities exist across multiple underserved cardiovascular indications**
  - Critical limb ischemia ("CLI") (with specific emphasis in Japan at present)
  - Coronary microvascular dysfunction ("CMD") aka Coronary Syndrome X
  - Refractory angina

1. Kalka et al. PNAS. 2000; Schatteman et al. J Clin Invest 2000.; Madeddu et al. FASEB. 2004.
2. Losordo et al. Circ Cardiovasc Interv 2012.
3. From US study (n=17); Not yet published
4. Losordo et al. Circ Res 2011.; Povsic et al. JACC Cardiovasc Interv. 2016.
5. Vrtovec et al. Circ Res 2013.

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Japanese development program for critical limb ischemia (CLBS12):

Designed to leverage new regulatory path to early conditional approval

Phase 2 protocol and CMC strategy completed in consultation with Japanese PMDA

Design	• Prospective, open label, controlled, randomized trial • Patients with no-option CLI
Advantageous Primary Endpoint	• Time to continuous CLI-free status (2 consecutive monthly visits, adjudicated independently)
Study Size	• 35 patients to be enrolled across multiple centers in Japan
Treatment	• Up to 10^6 autologous G-CSF-mobilized peripheral blood-derived CD34 cells/kg per affected limb
Control/ comparator	• SOC pharmacotherapy with drugs approved in Japan (e.g., antiplatelets, anticoagulants and vasodilators) • Choice of pharmacotherapy will be made by the investigators
Mode of administration	• Intramuscular, 20 injections in affected lower limb in single administration
Timing	• Study enrollment open with final results expected mid-late 2019

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US development program for “Syndrome X” (CLBS14-CMD) Phase 1/2 proof-of-concept study in Coronary Microvascular Dysfunction 23 Design • Interventional, open label, exploratory (proof-of-concept) trial Primary Endpoint • Safety and the evaluation of adverse events Secondary Endpoints • Changes from baseline to 6 months for coronary flow reserve, endothelial-dependent microvascular function, time to angina; other cardiovascular performances Study Size • 20 patients to be enrolled at 2 centers in the USA (Cedars Sinai, LA & Mayo Clinic) Mode of administration • CLBS14 infused into a coronary artery Timing • Initiation targeted for early Q2 2018 with results expected by end of 2019 Funding • SBIR (NIH) grant for $1.9 million

US development program in Refractory Angina (CLBS14-RfA)

Late Stage Clinical Development Program Data Exclusively Licensed from Shire

- **Robust data included in exclusive license**
  - Phases 1, 2, & 3 clinical studies[1,2,3] (combined n=304)
    - Meta-analysis results using all three trials (published in the European Heart Journal, 1/18) statistically positive, with improvement in total exercise time, angina frequency and major cardiac events
    - Phase 3 study sponsored by Baxter (prior to Shire and Baxalta merger) stopped early for strategic reasons
- **CLBS development next steps:**
  - Reactivate existing (Shire) IND with CLBS as Sponsor
  - Meet with the FDA to determine remaining development requirements to BLA
  - Seek grant funding to supplement costs, if available



CD34+ Cell Therapy for Patients with Refractory Angina
Improvement in exercise time, angina, and mortality compared to placebo
CD34+ delivery in ischemic myocardium
CD34+ Cells
Improved total exercise time throughout the 3-12 month period on treadmill stress test
Lower relative frequency of angina throughout the 3-12 month period
Significant decrease in all-cause mortality at 24 months
ITT Population
Change in mean TET (s)
Timepoint
ITT population
Timepoint
Death
Placebo

[1] Losordo, D.W., et al, Intramyocardial transplantation of autologous CD34+ stem cells for intractable angina: a phase I/IIa double-blind, randomized controlled trial. Circluation, 2007. 115(25): p. 3165-3172
[2] Losordo, D.W., et al., Intramyocardial, autologous CD34+ cell therapy for refractory angina. Circ Res, 2011. 109(4): p. 428-36.
[3] Povsic, T.J., et al., The RENEW Trial: Efficacy and Safety of Intramyocardial Autologous CD34(+) Cell Administration in Patients With Refractory Angina. JACC Cardiovasc Interv, 2016. 9(15): p. 1576-85.

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Multi-Product Pipeline Based on Proprietary Technology Platforms

Program	Pre-Clinical	Phase 1	Phase 2	Phase 3	Details
T Regulatory Cell Platform (Immune Modulation)					
CLBS03 Recent Onset Type 1 Diabetes	▶	▶	▶		Collaborator: Sanford Research Grant Partners: CIRM & JDRF Country: USA
CD34 Cell Platform (Ischemic Repair)					
CLBS12 Critical Limb Ischemia	▶	▶	▶		Country: Japan
CLBS14-CMD Coronary Microvascular Dysfunction	▶	▶			Grant Partner: NIH SBIR Country: USA
CLBS14-RfA Refractory Angina	▶	▶	▶		Country: USA

Legend:
- Active trial (blue)
- Trial to be initiated (green)
- Clinical development plan pending FDA discussions (yellow)

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Experienced executive team with broad domain-specific expertise David J. Mazzo, PhD President and Chief Executive Officer 30+ years of experience in all aspects of large pharma (Merck, Baxter, RPR, HMR, Schering-Plough) and emerging biopharma (Chugai USA, Regado) company operations, successful international drug development across all therapeutic areas and international capital raising and business transactions Joseph Talamo, CPA, MBA Senior VP and Chief Financial Officer Versatile finance executive with leadership experience in publicly traded development and commercial-stage companies (OSI Pharmaceuticals, Bristol- Myers Squibb); 25+ years of experience (KPMG) Douglas W. Losordo, MD Senior VP and Chief Medical Officer Leader in cell therapy research and development; renowned clinician with noteworthy academic (Tufts, Northwestern, NYU) and industry (Baxter) credentials; 25+ years of experience Todd Girolamo, JD, MBA Senior VP, General Counsel and Corporate Secretary Seasoned attorney with 25+ years of legal (Cahill, Gordon & Reindel; Reid & Priest), finance and biotechnology industry experience (Oppenheimer, CIBC, Leerink Swann) 26

Key Financials Figures1 27 Current Cash2: $64.5m 2017 Average Quarterly Operating Cash Burn3: $5.4m Long-term Debt: $0 Common Shares Outstanding: 9.4m shares Options Outstanding: 1.1m shares (average exercise price $33.30) Warrants Outstanding: 0.3m shares (average exercise price $54.80) 1 As of September 30, 2017 2 Cash, Cash Equivalents, Restricted Cash and Marketable Securities 3 Nine-months ended September 30, 2017

Caladrius offers multiple potential near-term value creating milestones

		Timeframe
Treg Platform	• T-rex interim analysis 6 months post treatment of 50% patients	1Q2018 (completed)
	• Analysis of 12 month data (primary efficacy endpoint)	Early 2019
	• 2-year follow-up complete	Late 2019
CD34 Platform	• Initiate 35 patient Phase 2 trial of CLBS12 in Japan for critical limb ischemia (CLI)	1Q2018 (completed)
	• Begin patient enrollment in 20 patient Phase 2 trial CLBS14-CMD for coronary microvascular dysfunction (CMD)	1Q2018
	• Acquire an exclusive license to a late stage program for the treatment of refractory angina	1Q2018 (completed)
	• Reactive IND from Shire for CLBS14-RfA (refractory angina)	2Q2018
	• Meet with FDA to finalize CLBS14-RfA development plan	2H2018
	• Seek additional grant funding: multiple clinical indications	2018
	• Explore additional licensing opportunities	2018

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Investor Relations Contact John D. Menditto Phone: 908.842.0084 Email: jmenditto@caladrius.com Web: www.caladrius.com 29 NASDAQ: CLBS